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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 22, 2007

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)

   MISSOURI                         0-20600                       43-1311101
(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
 organization)                                                      Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                  63044
(Address of principal executive offices)                           (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.

                  On May 22, 2007, Zoltek Companies, Inc. issued a press release announcing a new expanded long-term strategic supply agreement with Vestas Wind Systems AS. The text of the press release is attached hereto as
Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 30, 2007

                                              ZOLTEK COMPANIES, INC.



                                              By  /s/ Kevin Schott
                                                  -----------------------
                                                  Kevin Schott
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

  99                         Press Release, dated May 22, 2007.

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